UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 4, 2025

Owens & Minor, Inc.

(Exact name of Registrant as specified in charter)

Virginia	001-09810	54-1701843
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

10900 Nuckols Road, Suite 400
Glen Allen, Virginia	23060
(Address of principal executive offices)	(Zip code)

Post Office Box 27626,
Richmond, Virginia	23261-7626
(Mailing address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (804) 723-7000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2 par value per share	OMI	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

Appointment of Perry A. Bernocchi as Executive Vice President, Chief Operating Officer

On December 4, 2025, Owens & Minor, Inc. (the “Company”) appointed Perry A. Bernocchi, age 67, Executive Vice President, Chief Operating Officer of the Company, effective December 5, 2025. Since March 2023, Mr. Bernocchi has served as Executive Vice President and Chief Executive Officer of the Company’s Patient Direct segment. Biographical information regarding Mr. Bernocchi is set forth in the Company’s annual report on Form 10-K, filed with the U.S. Securities and Exchange Commission on February 28, 2025, and such information is incorporated by reference herein.

Mr. Bernocchi’s compensation and the terms of his employment with the Company remain unchanged. Mr. Bernocchi is not a party to any transaction, and there is no currently proposed transaction with Mr. Bernocchi, that is required to be disclosed pursuant to Item 404(a) of Regulation S-K. There are no family relationships between Mr. Bernocchi and any of the Company’s directors or executive officers. Mr. Bernocchi is not a party to any arrangement or understanding regarding his selection as an officer.

Item 7.01. Regulation FD Disclosure.

Effective December 31, 2025, Jennifer Stone, Executive Vice President, Chief Human Resources Officer (CHRO), will leave the Company. Upon Ms. Stone’s departure, the CHRO position will be eliminated, and Heath Galloway, Executive Vice President, General Counsel & Corporate Secretary, will add oversight of the human resources function to his current responsibilities.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2025

Owens & Minor, Inc.

By:	/s/ Heath Galloway
Name:	Heath Galloway
Title:	Executive Vice President, General Counsel and Corporate Secretary